                        AMENDMENT TO SHAREHOLDERS' STOCK
                         REDEMPTION AND OPTION AGREEMENT

         THIS AGREEMENT is entered into between JEFF FARSTAD, PAULETTE ANDREWS (f/k/a Paulette Havnvik), and the JOHN HAVNVIK TRUST U/A dated February 7, 1995, hereinafter collectively referred to as "Shareholders" and individually referred to as "Farstad," "Andrews," and the "Trust," respectively, and SPF ENERGY, INC., a North Dakota corporation, hereinafter referred to as "SPF." This agreement shall hereinafter be referred to as the "Amendment."

                                    RECITALS

         A. On or about the 25" day of June, 1996, Farstad, Andrews, the Trust, and SPF executed a "Shareholders' Stock Redemption and Option Agreement" (hereinafter, the "1996 Agreement").

         B. Among other things, Section 1 of the 1996 Agreement provided that SPF would redeem, and the Trust would sell, a certain number of SPF shares at specific times and at a specific price:

         January 2000    32,608.7 shares @ $4.60/share --------- $150,000
         January 2001    32,608.7 shares @ $4.60/share --------- $150,000
         January 2002    32,608.7 shares @ $4.60/share --------- $150,000
         January 2003    32,608.7 shares @ $4.60/share --------- $150,000
         January 2004    32,608.7 shares @ $4.60/share --------- $150,000
                         ---------------                         --------
                         163,043.5 shares                        $750,000

         C. Farstad, Andrews, the Trust and SPF have now agreed to amend the 1996 Agreement in certain respects.

                                    AGREEMENT

         IN CONSIDERATION of the mutual covenants contained in this agreement, the parties agree as follows:

1. SPF shall redeem, and the Trust shall sell, 10,872 shares of SPF stock in each of the years 2000, 2001, 2002, 2003, and 2004. Said redemptions shall be made in accordance with the schedule attached to this Amendment as Exhibit A, which schedule includes the payment of interest by SPF to the Trust, and which schedule is hereby incorporated into this Amendment by reference. As shown on Exhibit A, a final redemption will take place on or before January 3, 2005, at which time SPF shall redeem, and the Trust shall sell, 108,683.5 shares of SPF stock for a final cash payment of $499,944.00.

2. Following the redemptions called for by the 1996 Agreement, as amended by this Amendment, the Trust or its assigns shall still own 90,370.4 shares of SPF stock.

3. SPF shall have the right and option to call for any one or more of the transactions referenced in Section 1 of this Amendment to be executed at any earlier date.

4. The Trust hereby warrants that it has not encumbered or transferred any of its stock in SPF, except as provided in the 1996 Agreement, including without limitation the distribution of any or all of its SPF stock to a beneficiary permitted by the trust agreement governing the Trust.

5. SPF is authorized to enter into this Amendment by action of its directors. Action by the co-trustees of the Trust is authorized by applicable provisions of N.D.C.C. Section 30.1-18-15.

6. The parties further acknowledge that this Amendment only affects the respective rights and obligations of the Trust and SPF under the 1996 Agreement. The parties acknowledge that Andrews and Farstad are signing this Amendment in their individual capacities only because Andrews and Farstad were individual signatories to the 1996 Agreement.

7. This Amendment shall be binding upon SPF and the Shareholders, their heirs, legal representatives, successors and assigns.

8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, even though separate counterparts may be signed by fewer than all the parties or their respective agents.

9. All provisions of the 1996 Agreement are hereby incorporated into this agreement and are hereby modified or supplemented to conform with this agreement, but in all other respects are to be and shall continue in full force and effect.

         IN WITNESS WHEREOF, the parties to this agreement set their signature on the dates indicated below.

SHAREHOLDERS:                                       SPF ENERGY, INC.

/s/ Jeff Farstad            Dated 10-6-00         By  /s/ Jeff Farstad
---------------------------       -------             ----------------------
Jeff Farstad                                          Jeff Farstad
                                                      Its President


/s/ Paulette Andrews        Dated 10-18-00        And
---------------------------       --------
Paulette Andrews,                                 By  /s/ Dennis Krueger
f/k/a Paulette Havnvik                                ---------------------
                                                      Dennis Krueger
                                                      Its Vice President

JOHN HAVNVIK TRUST
                                                    Dated 10-6-00

By /s/ First Western Bank     Dated  9-8-00
   --------------------------        ------
   First Western Bank,
   Co-Trustee, by Chris Lamoureux,
   Its VP and Trust Manager

By /s/ Paulette Andrew        Dated 10-18-00
   --------------------------       --------
   Paulette Andrews,
   f/k/a Paulette Havnvik,
   Co-Trustee

By /s/ Kari Havnvik Warberg   Dated 9/27/00
   --------------------------       -------
   Kari Havnvik Warberg,
   Co-Trustee

By /s/ Kari Havnvik Warberg   Dated 9/27/00
   --------------------------       -------
   Kari Havnvik Warberg
   Trust Beneficiary

By /s/ Kim L. Kvernum         Dated Sept 21, 2000
   --------------------------       -------------
   Kim L. Kvernum
   Trust Beneficiary

                                    EXHIBIT A
SPF ENERGY, INC.
JOHN HAVNVIK TRUST STOCK REDEMPTION COMMITMENT
AMORTIZATION SCHEDULE



                     PRINCIPAL     PRINCIPAL                                  CALCULATED
                   # OF SHARES       DOLLARS       PAYMENTS     PRINCIPAL       INTEREST        BALANCE          DAYS

1/31/2000                 -        12,500.00           -              -             -         12,500.00           -
2/29/2000                 -        12,500.00           -              -             -         25,000.00           -
3/31/2000                 -        12,500.00           -              -             -         37,500.00           -
4/30/2000                 -        12,500.00           -              -             -         50,000.00           -
5/31/2000             4,530.00     12,500.00      21,670.88     20,838.00         832.88      41,662.00        152.00
6/30/2000               906.00     12,500.00       4,304.57      4,167.60         136.97      49,994.40         30.00
7/31/2000               906.00     12,500.00       4,337.44      4,167.60         169.84      58,326.80         31.00
8/31/2000               906.00     12,500.00       4,365.75      4,167.60         198.15      66,659.20         31.00
9/30/2000               906.00     12,500.00       4,386.75      4,167.60         219.15      74,991.60         30.00
10/31/2000              906.00     12,500.00       4,422.37      4,167.60         254.77      83,324.00         31.00
11/30/2000              906.00     12,500.00       4,441.54      4,167.60         273.94      91,656.40         30.00
12/31/2000              906.00     12,500.00       4,478.98      4,167.60         311.38      99,988.80         31.00
                 -------------------------------------------------------------------------
                     10,872.00    150,000.00      52,408.29     50,011.20       2,397.09

1/31/2001               906.00     12,500.00       4,507.29      4,167.60         339.69     108,321.20         31.00
2/28/2001               906.00     12,500.00       4,499.98      4,167.60         332.38     116,653.60         28.00
3/31/2001               906.00     12,500.00       4,563.90      4,167.60         396.30     124,986.00         31.00
4/30/2001               906.00     12,500.00       4,578.51      4,167.60         410.91     133,318.40         30.00
5/31/2001               906.00     12,500.00       4,620.62      4,167.60         452.92     141,650.80         31.00
6/30/2001               906.00     12,500.00       4,633.30      4,167.60         465.70     149,983.20         30.00
7/31/2001               906.00     12,500.00       4,677.13      4,167.60         509.53     158,315.60         31.00
8/31/2001               906.00     12,500.00       4,705.44      4,167.60         537.84     166,648.00         31.00
9/30/2001               906.00     12,500.00       4,715.48      4,167.60         547.88     174,980.40         30.00
10/31/2001              906.00     12,500.00       4,762.05      4,167.60         594.45     183,312.80         31.00
11/30/2001              906.00     12,500.00       4,770.27      4,167.60         602.67     191,645.20         30.00
12/31/2001              906.00     12,500.00       4,818.67      4,167.60         651.07     199,977.60         31.00
                 -------------------------------------------------------------------------
                     10,872.00    150,000.00      55,852.55     50,011.20       5,841.35

1/31/2002               906.00     12,500.00       4,846.98      4,167.60         679.39     208,310.00         31.00
2/28/2002               906.00     12,500.00       4,806.80      4,167.60         639.20     216,642.40         28.00
3/31/2002               906.00     12,500.00       4,903.59      4,167.60         735.99     224,974.80         31.00
4/30/2002               906.00     12,500.00       4,907.24      4,167.60         739.64     233,307.20         30.00
5/31/2002               906.00     12,500.00       4,960.21      4,167.60         792.61     241,639.60         31.00
6/30/2002               906.00     12,500.00       4,962.03      4,167.60         794.43     249,972.00         30.00
7/31/2002               906.00     12,500.00       5,016.82      4,167.60         849.22     258,304.40         31.00
8/31/2002               906.00     12,500.00       5,045.13      4,167.60         877.53     266,636.80         31.00
9/30/2002               906.00     12,500.00       5,044.21      4,167.60         876.61     274,969.20         30.00
10/31/2002              906.00     12,500.00       5,101.74      4,167.60         934.14     283,301.60         31.00
11/30/2002              906.00     12,500.00       5,099.00      4,167.60         931.40     291,634.00         30.00
12/31/2002              906.00     12,500.00       5,158.36      4,167.60         990.76     299,966.40         31.00
                 -------------------------------------------------------------------------
                     10,872.00    150,000.00      59,852.11     50,011.20       9,840.91

1/31/2003               906.00     12,500.00       5,186.66      4,167.60       1,019.06     308,298.80         31.00
2/28/2003               906.00     12,500.00       5,113.61      4,167.60         946.01     316,631.20         28.00
3/31/2003               906.00     12,500.00       5,243.28      4,167.60       1,075.68     324,963.60         31.00
4/30/2003               906.00     12,500.00       5,235.97      4,167.60       1,068.37     333,296.00         30.00
5/31/2003               906.00     12,500.00       5,299.89      4,167.60       1,132.29     341,628.40         31.00
6/30/2003               906.00     12,500.00       5,290.76      4,167.60       1,123.16     349,960.80         30.00
7/31/2003               906.00     12,500.00       5,356.51      4,167.60       1,188.91     358,293.20         31.00
8/31/2003               906.00     12,500.00       5,384.82      4,167.60       1,217.22     366,625.60         31.00


                     PRINCIPAL     PRINCIPAL                                  CALCULATED
                   # OF SHARES       DOLLARS       PAYMENTS     PRINCIPAL       INTEREST        BALANCE          DAYS
9/30/2003               906.00     12,500.00       5,372.94      4,167.60       1,205.34     374,958.00         30.00
10/31/2003              906.00     12,500.00       5,441.43      4,167.60       1,273.83     383,294.40         31.00
11/30/2003              906.00     12,500.00       5,427.73      4,167.60       1,260.13     391.622.80         30.00
12/31/2003              906.00     12,500.00       5,498.04      4,167.60       1,330.44     399,955.20         31.00
                 -------------------------------------------------------------------------
                     10,872.00    150,000.00      63,851.66     50,011.20      13,840.46

1/31/2004               906.00     12,500.00       5,526.35      4,167.60       1,358.75     408,287.60         31.00
2/29/2004               906.00     12,500.00       5,465.17      4,167.60       1,297.57     416,620.00         29.00
3/31/2004               906.00     12,500.00       5,582.97      4,167.60       1,415.37     424,952.40         31.00
4/30/2004               906.00     12,500.00       5,564.70      4,167.60       1,397.10     433,284.80         30.00
5/31/2004               906.00     12,500.00       5,639.58      4,167.60       1,471.98     441,617.20         31.00
6/30/2004               906.00     12,500.00       5,619.49      4,167.60       1,451.89     449,949.60         30.00
7/31/2004               906.00     12,500.00       5,696.20      4,167.60       1,528.60     458,282.00         31.00
8/31/2004               906.00     12,500.00       5,724.50      4,167.60       1,556.90     466,614.40         31.00
9/30/2004               906.00     12,500.00       5,701.67      4,167.60       1,534.07     474,946.80         30.00
10/31/2004              906.00     12,500.00       5,781.12      4,167.60       1,613.52     483,279.20         31.00
11/30/2004              906.00     12,500.00       5,756.46      4,167.60       1,588.86     491.611.60         30.00
12/31/2004              906.00     12,500.00       5,837.73      4,167.60       1,670.13     499,944.00         31.00
                 -------------------------------------------------------------------------
                     10,872.00    150,000.00      67,895.95     50,011.20      17,884.75

1/3/2005           1,08,683.50                   499,944.00    499,944.00